UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2014 (December 31, 2013)

TEXAS CAPITAL BANCSHARES, INC.

(Name of Registrant)

Delaware	001-34657	75-2679109
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2000 McKinney Avenue, Suite 700, Dallas, Texas, U.S.A.	75201
(Address of principal executive officers)	(Zip Code)

214-932-6600

(Registrant’s telephone number, including area code)

N/A

(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 31, 2013, the board of directors (the “Board”) of Texas Capital Bancshares, Inc. (the “Company”) elected C. Keith Cargill as a director to fill the vacancy created by the previously announced resignation of George F. Jones, Jr. The Company is aware of no arrangement or understanding between Mr. Cargill and any other person pursuant to which he was appointed as a director. Mr. Cargill has no direct or indirect material interest in any transaction or series of similar transactions contemplated by Item 404(a) of Regulation S-K. As an executive officer of the Company, Mr. Cargill will receive no additional compensation for serving as a member of the Board and will not serve on any committees of the Board. As previously announced, Mr. Cargill began serving as the Company’s President and Chief Executive Officer effective January 1, 2014. Mr. Cargill’s Amended and Restated Executive Employment Agreement was filed with the SEC on July 12, 2013 as Exhibit 99.1 to the Company’s Current Report on Form 8-K.

The Company has amended the performance award agreements between the Company and Mr. Jones pursuant to his Retirement Transition Agreement and Release (the “Retirement Agreement”), which was filed with the SEC on June 14, 2013 as Exhibit 99.2 to the Company’s Current Report on Form 8-K. The amended agreements provide for the continued vesting of the underlying awards instead of forfeiture upon Mr. Jones’ retirement from the Company upon the terms and conditions stated therein. The agreement amending the performance award agreements is attached hereto as Exhibit 10.1. Mr. Jones and the Company have also entered into additional restricted stock unit award agreements as contemplated by the Retirement Agreement, which are attached hereto as Exhibits 10.2 and 10.2 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. See “Exhibit Index” attached to this Current Report on Form 8-K, which is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 3, 2014	TEXAS CAPITAL BANCSHARES, INC.

	By:	/s/ Peter B. Bartholow
Peter B. Bartholow
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Description

10.1	Amendment to Performance Award Agreements under the Texas Capital Bancshares, Inc. 2010 Long-Term Incentive Plan between George Jones and the Company with respect to the Performance Units described therein dated January 10, 2011, February 21, 2012 and March 2013 and the Stock Appreciation Rights Agreement between George Jones and the Company dated April 24, 2006.

10.2	Restricted Stock Unit Award Agreement under the Texas Capital Bancshares, Inc. 2010 Long-Term Incentive Plan between George Jones and the Company (2017 vesting).

10.3	Restricted Stock Unit Award Agreement under the Texas Capital Bancshares, Inc. 2010 Long-Term Incentive Plan between George Jones and the Company (2018 vesting).